Principal Funds, Inc.

Supplement dated July 29, 2016
to the Statutory Prospectus dated March 1, 2016
(as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016,
June 17, 2016, and June 30, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR LARGECAP S&P 500 INDEX FUND

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

FUND SUMMARY FOR MIDCAP S&P 400 INDEX FUND

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

FUND SUMMARY FOR SMALLCAP S&P 600 INDEX FUND

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

MANAGEMENT OF THE FUNDS

In The Sub-Advisors section, under Sub-Advisor: Principal Global Investors, LLC, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.

DIVIDENDS AND DISTRIBUTIONS

Replace the fifth paragraph with the following:

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.